                                                                    Exhibit 99.2


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                          $[315,000,000] (APPROXIMATE)

                              TERWIN MORTGAGE TRUST
               ASSET-BACKED CERTIFICATES, SERIES TMTS 2005-12ALT


                            (THE WINTER GROUP LOGO)


                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
      SERVICING ADMINISTRATOR, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                                 JUNE [13], 2005

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MORTGAGE LOAN CHARACTERISTICS


Aggregate Outstanding Principal Balance     $206,766,825
Aggregate Original Principal Balance        $206,767,619
Number of Mortgage Loans                             895


                                    MINIMUM          MAXIMUM         AVERAGE (1)
                                  ------------     ------------     ------------
Original Principal Balance        $     31,000     $    997,555     $    231,025
Outstanding Principal Balance     $     31,000     $    997,555     $    231,024


                                       MINIMUM                   MAXIMUM            WEIGHTED AVERAGE (2)
                                --------------------      --------------------      --------------------
Original Term (mos)                              360                       360                       360
Stated Remaining Term (mos)                      352                       358                       357
Loan Age (mos)                                     2                         8                         3
Current Interest Rate                          5.000%                    9.500%                    7.101%
Initial Interest Rate Cap                      1.500%                    6.000%                    3.530%
Periodic Rate Cap                              1.000%                    6.000%                    1.047%
Gross Margin                                   2.250%                    8.000%                    3.496%
Maximum Mortgage Rate                         10.000%                   18.375%                   12.766%
Minimum Mortgage Rate                          2.250%                    8.500%                    3.941%
Months to Roll                                     4                        58                        33
Original Loan-to-Value                         37.38%                    95.00%                    77.58%
Credit Score (3)                                 508                       844                       696


                    EARLIEST          LATEST
                  ------------     ------------
Maturity Date       12/01/2034       06/01/2035


                                   PERCENT OF                                        PERCENT OF
LIEN POSITION                    MORTGAGE POOL      YEAR OF ORIGINATION             MORTGAGE POOL
                                 -------------                                      -------------
1st Lien                                100.00%     2004                                      0.55%
                                                    2005                                     99.45
OCCUPANCY
Primary                                  56.12%
Second Home                               8.70      LOAN PURPOSE
Investment                               35.18      Purchase                                 79.22%
                                                    Refinance - Rate Term                     5.06
LOAN TYPE                                           Refinance - Cashout                      15.72
Fixed Rate                               32.94%
ARM                                      67.06      PROPERTY TYPE
                                                    Single Family Residence                  63.18%
AMORTIZATION TYPE                                   Two-to-Four Family                       14.06
Interest-Only                           100.00%     Planned Unit Development                 13.39
                                                    Condominium                               7.98
                                                    Townhouse                                 1.38



(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                             AGGREGATE                                     WEIGHTED
                              NUMBER OF      PRINCIPAL     PERCENT OF       WEIGHTED        AVERAGE
RANGE OF                      MORTGAGE        BALANCE       MORTGAGE         AVERAGE        CREDIT
MORTGAGE RATES                 LOANS        OUTSTANDING       POOL           COUPON          SCORE
-------------------------   ------------   ------------   ------------    ------------    ------------
5.000% or less                         1   $    345,000           0.17%          5.000%            741
5.001% to 5.500%                      10      3,819,050           1.85           5.313             725
5.501% to 6.000%                      72     16,340,045           7.90           5.890             720
6.001% to 6.500%                     163     36,258,450          17.54           6.365             698
6.501% to 7.000%                     218     49,826,238          24.10           6.812             693
7.001% to 7.500%                     158     39,018,626          18.87           7.313             693
7.501% to 8.000%                     167     35,470,826          17.15           7.826             690
8.001% to 8.500%                      83     19,021,443           9.20           8.261             699
8.501% to 9.000%                      18      5,187,947           2.51           8.850             673
9.001% to 9.500%                       5      1,479,200           0.72           9.327             671
TOTAL:                               895   $206,766,825         100.00%          7.101%            696



                              AVERAGE       WEIGHTED
                             PRINCIPAL      AVERAGE          PERCENT
RANGE OF                      BALANCE       ORIGINAL          FULL           PERCENT
MORTGAGE RATES              OUTSTANDING        LTV             DOC              IO
-------------------------   ------------   ------------    ------------    ------------
5.000% or less              $    345,000          79.31%         100.00%         100.00%
5.001% to 5.500%                 381,905          73.26           53.09          100.00
5.501% to 6.000%                 226,945          74.59           41.49          100.00
6.001% to 6.500%                 222,444          77.44           44.98          100.00
6.501% to 7.000%                 228,561          76.82           27.71          100.00
7.001% to 7.500%                 246,953          78.12           21.70          100.00
7.501% to 8.000%                 212,400          79.15           12.98          100.00
8.001% to 8.500%                 229,174          78.86            8.13          100.00
8.501% to 9.000%                 288,219          78.10            0.00          100.00
9.001% to 9.500%                 295,840          80.00            0.00          100.00
TOTAL:                      $    231,024          77.58%          26.06%         100.00%


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 9.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.101% per annum.


REMAINING MONTHS TO STATED MATURITY

                                             AGGREGATE                                     WEIGHTED
RANGE OF                     NUMBER OF       PRINCIPAL     PERCENT OF       WEIGHTED        AVERAGE
REMAINING MONTHS             MORTGAGE        BALANCE        MORTGAGE        AVERAGE         CREDIT
-------------------------   ------------   ------------   ------------    ------------    ------------
349 to 360                           895    206,766,825           1.00           0.071             696
TOTAL:                               895   $206,766,825         100.00%          7.101%            696



                              AVERAGE       WEIGHTED
RANGE OF                      PRINCIPAL      AVERAGE        PERCENT
REMAINING MONTHS               BALANCE       ORIGINAL         FULL           PERCENT
-------------------------   ------------   ------------    ------------    ------------
349 to 360                       231,024           0.78            0.26            1.00
TOTAL:                      $    231,024          77.58%          26.06%         100.00%


As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 352 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                            AGGREGATE                                      WEIGHTED
RANGE OF                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE
ORIGINAL MORTGAGE LOAN        MORTGAGE       BALANCE        MORTGAGE        AVERAGE         CREDIT
PRINCIPAL BALANCES             LOANS       OUTSTANDING        POOL           COUPON          SCORE
-------------------------   ------------   ------------   ------------    ------------    ------------
$1 to $50,000                          4   $    167,920           0.08%          7.389%            710
$50,001 to $100,000                   91      7,465,738           3.61           7.301             709
$100,001 to $150,000                 166     21,087,031          10.20           7.049             705
$150,001 to $200,000                 197     34,410,277          16.64           7.009             703
$200,001 to $250,000                 135     30,386,631          14.70           7.165             693
$250,001 to $300,000                 105     28,697,572          13.88           7.159             698
$300,001 to $350,000                  68     22,265,863          10.77           6.980             700
$350,001 to $400,000                  41     15,392,068           7.44           7.090             693
$400,001 to $450,000                  26     11,070,118           5.35           7.236             680
$450,001 to $500,000                  24     11,538,862           5.58           7.200             694
$500,001 to $550,000                   6      3,131,900           1.51           7.050             681
$550,001 to $600,000                  12      6,956,990           3.36           7.451             686
$600,001 to $650,000                  11      7,054,500           3.41           7.050             679
$650,001 to $700,000                   3      2,073,600           1.00           7.003             656
$700,001 to $750,000                   2      1,490,000           0.72           5.941             684
$750,001 to $800,000                   1        772,000           0.37           6.500             663
$850,001 to $900,000                   1        880,000           0.43           7.125             717
$900,001 to $950,000                   1        928,200           0.45           6.875             756
$950,001 to $1,000,000                 1        997,555           0.48           7.125             649
TOTAL:                               895   $206,766,825         100.00%          7.101%            696



                              AVERAGE       WEIGHTED
RANGE OF                     PRINCIPAL       AVERAGE        PERCENT
ORIGINAL MORTGAGE LOAN        BALANCE        ORIGINAL         FULL           PERCENT
PRINCIPAL BALANCES          OUTSTANDING        LTV             DOC              IO
-------------------------   ------------   ------------    ------------    ------------
$1 to $50,000               $     41,980          82.68%          44.66%         100.00%
$50,001 to $100,000               82,041          75.68           34.75          100.00
$100,001 to $150,000             127,030          77.35           30.99          100.00
$150,001 to $200,000             174,671          78.67           28.78          100.00
$200,001 to $250,000             225,086          78.32           24.46          100.00
$250,001 to $300,000             273,310          79.12           28.64          100.00
$300,001 to $350,000             327,439          77.44           16.13          100.00
$350,001 to $400,000             375,416          77.99           21.57          100.00
$400,001 to $450,000             425,774          78.14           30.55          100.00
$450,001 to $500,000             480,786          77.51           12.51          100.00
$500,001 to $550,000             521,983          73.30           32.89          100.00
$550,001 to $600,000             579,749          77.82           25.29          100.00
$600,001 to $650,000             641,318          71.73           18.00          100.00
$650,001 to $700,000             691,200          63.03            0.00          100.00
$700,001 to $750,000             745,000          80.00           50.34          100.00
$750,001 to $800,000             772,000          80.00          100.00          100.00
$850,001 to $900,000             880,000          80.00          100.00          100.00
$900,001 to $950,000             928,200          70.00          100.00          100.00
$950,001 to $1,000,000           997,555          65.00            0.00          100.00
TOTAL:                      $    231,024          77.58%          26.06%         100.00%


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $31,000 to approximately $997,555 and the average outstanding principal balance of the Mortgage Loans was approximately $231,024.

PRODUCT TYPES

                                            AGGREGATE                                       WEIGHTED
                              NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE
                              MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT
PRODUCT TYPES                  LOANS       OUTSTANDING        POOL           COUPON          SCORE
-------------------------   ------------   ------------   ------------    ------------    ------------
30 Year Fixed Loans                  302   $ 68,101,827          32.94%          7.382%            696
Six-Month LIBOR ARM                    1        278,400           0.13           6.375             666
2/28 LIBOR ARM                       312     75,027,113          36.29           7.089             694
3/27 LIBOR ARM                       101     23,273,592          11.26           6.734             697
5/25 LIBOR ARM                       179     40,085,893          19.39           6.865             699
TOTAL:                               895   $206,766,825         100.00%          7.101%            696



                              AVERAGE        WEIGHTED
                             PRINCIPAL       AVERAGE         PERCENT
                              BALANCE        ORIGINAL          FULL           PERCENT
PRODUCT TYPES               OUTSTANDING        LTV             DOC              IO
-------------------------   ------------   ------------    ------------    ------------
30 Year Fixed Loans         $    225,503          78.13%          33.26%         100.00%
Six-Month LIBOR ARM              278,400          80.00            0.00          100.00
2/28 LIBOR ARM                   240,472          77.76           18.63          100.00
3/27 LIBOR ARM                   230,432          77.99           29.46          100.00
5/25 LIBOR ARM                   223,944          76.03           25.95          100.00
TOTAL:                      $    231,024          77.58%          26.06%         100.00%


AMORTIZATION TYPE

                                            AGGREGATE                                       WEIGHTED
                              NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE
                              MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT
AMORTIZATION TYPE              LOANS       OUTSTANDING        POOL           COUPON          SCORE
-------------------------   ------------   ------------   ------------    ------------    ------------
24 Month Interest-Only                47     11,728,939           0.06           0.068             680
36 Month Interest-Only                10      2,819,600           1.36           5.755             724
60 Month Interest-Only               148     36,164,577          17.49           7.179             696
120 Month Interest-Only              690    156,053,709          75.47           7.130             697
TOTAL:                               895   $206,766,825         100.00%          7.101%            696



                              AVERAGE       WEIGHTED
                             PRINCIPAL       AVERAGE         PERCENT
                              BALANCE        ORIGINAL          FULL          PERCENT
AMORTIZATION TYPE           OUTSTANDING         LTV            DOC              IO
-------------------------   ------------   ------------    ------------    ------------
24 Month Interest-Only           249,552           0.79            0.10            1.00
36 Month Interest-Only           281,960          76.13           78.19          100.00
60 Month Interest-Only           244,355          77.85           20.05          100.00
120 Month Interest-Only          226,165          77.45           27.71          100.00
TOTAL:                      $    231,024          77.58%          26.06%         100.00%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                                       WEIGHTED
                              NUMBER OF     PRINCIPAL       PERCENT OF      WEIGHTED         AVERAGE
                              MORTGAGE       BALANCE         MORTGAGE        AVERAGE         CREDIT
GEOGRAPHIC LOCATION            LOANS       OUTSTANDING        POOL           COUPON           SCORE
-------------------------   ------------   ------------   ------------    ------------    ------------
Alabama                                2   $    392,800           0.19%          6.500%            705
Arizona                              139     24,247,406          11.73           6.838             707
Arkansas                               1         54,000           0.03           7.875             667
California                           128     42,333,300          20.47           7.033             692
Colorado                              35      6,492,978           3.14           7.160             694
Connecticut                            4        774,050           0.37           7.343             699
District of Columbia                   7      1,836,400           0.89           7.143             677
Florida                               56     13,159,267           6.36           7.161             692
Georgia                               22      3,495,904           1.69           7.001             683
Idaho                                  5        479,271           0.23           6.937             733
Illinois                              11      1,771,956           0.86           6.930             706
Indiana                                3        250,100           0.12           7.615             673
Louisiana                              2        506,000           0.24           7.042             655
Maryland                              57     13,529,426           6.54           7.024             680
Massachusetts                         12      3,200,852           1.55           8.168             661
Michigan                               5        579,200           0.28           7.081             704
Minnesota                             21      3,231,346           1.56           6.721             716
Mississippi                            2        288,250           0.14           6.564             689
Missouri                               1        108,000           0.05           6.250             750
Nevada                               114     25,936,596          12.54           7.093             707
New Jersey                            29      9,292,617           4.49           7.292             661
New Mexico                             2        713,600           0.35           7.355             717
New York                              21      8,630,360           4.17           6.923             698
North Carolina                         9      1,036,441           0.50           7.018             708
Ohio                                   3        441,100           0.21           6.987             671
Oklahoma                               1        180,000           0.09           6.000             758
Oregon                                33      6,893,917           3.33           7.421             715
Pennsylvania                           5        761,184           0.37           7.276             707
Rhode Island                           7      1,387,000           0.67           7.646             664
South Carolina                         6      1,563,848           0.76           7.638             698
Tennessee                              3        252,780           0.12           6.626             719
Texas                                 17      1,915,767           0.93           7.436             692
Utah                                  32      6,839,679           3.31           7.207             719
Vermont                                1        131,200           0.06           8.125             676
Virginia                              58     15,599,141           7.54           7.405             692
Washington                            40      8,250,139           3.99           6.836             704
West Virginia                          1        210,950           0.10           7.250             727
TOTAL:                               895   $206,766,825         100.00%          7.101%            696



                              AVERAGE        WEIGHTED
                             PRINCIPAL       AVERAGE         PERCENT
                              BALANCE        ORIGINAL          FULL          PERCENT
GEOGRAPHIC LOCATION         OUTSTANDING        LTV             DOC              IO
-------------------------   ------------   ------------    ------------    ------------
Alabama                     $    196,400          80.00%          24.64%         100.00%
Arizona                          174,442          78.35           34.66          100.00
Arkansas                          54,000          80.00            0.00          100.00
California                       330,729          76.27           25.73          100.00
Colorado                         185,514          77.84            7.08          100.00
Connecticut                      193,513          77.64           68.37          100.00
District of Columbia             262,343          77.12           14.16          100.00
Florida                          234,987          79.29           21.36          100.00
Georgia                          158,905          77.89           23.39          100.00
Idaho                             95,854          77.25           36.31          100.00
Illinois                         161,087          73.81           24.66          100.00
Indiana                           83,367          80.00           64.33          100.00
Louisiana                        253,000          80.00           22.21          100.00
Maryland                         237,358          77.81           22.38          100.00
Massachusetts                    266,738          74.99            0.00          100.00
Michigan                         115,840          80.00           48.07          100.00
Minnesota                        153,874          75.00           36.87          100.00
Mississippi                      144,125          79.02           80.49          100.00
Missouri                         108,000          80.00          100.00          100.00
Nevada                           227,514          78.39           29.58          100.00
New Jersey                       320,435          75.64           20.23          100.00
New Mexico                       356,800          80.00            0.00          100.00
New York                         410,970          74.57           21.06          100.00
North Carolina                   115,160          79.98           32.99          100.00
Ohio                             147,033          79.98           13.67          100.00
Oklahoma                         180,000          80.00          100.00          100.00
Oregon                           208,907          80.20           44.53          100.00
Pennsylvania                     152,237          77.43           22.07          100.00
Rhode Island                     198,143          79.75           28.77          100.00
South Carolina                   260,641          65.80            0.00          100.00
Tennessee                         84,260          80.00           72.75          100.00
Texas                            112,692          81.13           18.72          100.00
Utah                             213,740          76.27           35.61          100.00
Vermont                          131,200          80.00            0.00          100.00
Virginia                         268,951          79.43           15.02          100.00
Washington                       206,253          79.24           36.19          100.00
West Virginia                    210,950          79.98            0.00          100.00
TOTAL:                      $    231,024          77.58%          26.06%         100.00%


(1) No more than approximately 1.59% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                            AGGREGATE                                      WEIGHTED
                              NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE
RANGE OF ORIGINAL             MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT
LOAN-TO-VALUE RATIOS           LOANS       OUTSTANDING        POOL           COUPON          SCORE
-------------------------   ------------   ------------   ------------    ------------    ------------
50.00% or less                        11   $  3,601,600           1.74%          6.496%            687
50.01% to 55.00%                       5        952,000           0.46           6.376             681
55.01% to 60.00%                      23      4,526,650           2.19           6.419             709
60.01% to 65.00%                       7      3,528,705           1.71           6.564             684
65.01% to 70.00%                      98     21,569,370          10.43           7.101             699
70.01% to 75.00%                      23      5,461,274           2.64           7.157             696
75.01% to 80.00%                     696    160,561,746          77.65           7.138             697
80.01% to 85.00%                       2        459,450           0.22           6.994             694
85.01% to 90.00%                      23      4,692,250           2.27           7.382             664
90.01% to 95.00%                       7      1,413,780           0.68           7.402             673
TOTAL:                               895   $206,766,825         100.00%          7.101%            696



                              AVERAGE        WEIGHTED
                             PRINCIPAL       AVERAGE         PERCENT
RANGE OF ORIGINAL             BALANCE        ORIGINAL          FULL          PERCENT
LOAN-TO-VALUE RATIOS        OUTSTANDING         LTV            DOC              IO
-------------------------   ------------   ------------    ------------    ------------
50.00% or less              $    327,418          47.25%           7.66%         100.00%
50.01% to 55.00%                 190,400          51.94            0.00          100.00
55.01% to 60.00%                 196,811          59.15            4.61          100.00
60.01% to 65.00%                 504,101          64.81            8.36          100.00
65.01% to 70.00%                 220,096          69.67           19.59          100.00
70.01% to 75.00%                 237,447          73.88           13.86          100.00
75.01% to 80.00%                 230,692          79.88           28.88          100.00
80.01% to 85.00%                 229,725          83.10            0.00          100.00
85.01% to 90.00%                 204,011          89.70           33.89          100.00
90.01% to 95.00%                 201,969          94.15           11.92          100.00
TOTAL:                      $    231,024          77.58%          26.06%         100.00%


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 37.38% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 77.58%.


MORTGAGE INSURANCE

                                            AGGREGATE                                      WEIGHTED
                              NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE
                              MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT
MORTGAGE INSURANCE             LOANS       OUTSTANDING        POOL           COUPON          SCORE
-------------------------   ------------   ------------   ------------    ------------    ------------
No Mortgage Insurance                880   $204,016,775          98.67%          7.093%            696
Mortgage Insurance                    15      2,750,050           1.33           7.736             663
TOTAL:                               895   $206,766,825         100.00%          7.101%            696



                              AVERAGE       WEIGHTED
                             PRINCIPAL       AVERAGE         PERCENT
                              BALANCE       ORIGINAL           FULL          PERCENT
MORTGAGE INSURANCE          OUTSTANDING        LTV             DOC              IO
-------------------------   ------------   ------------    ------------    ------------
No Mortgage Insurance       $    231,837          77.40%          26.27%         100.00%
Mortgage Insurance               183,337          90.73           10.40          100.00
TOTAL:                      $    231,024          77.58%          26.06%         100.00%


LOAN PURPOSE

                                            AGGREGATE                                      WEIGHTED
                              NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE
                              MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT
LOAN PURPOSE                   LOANS       OUTSTANDING        POOL           COUPON          SCORE
-------------------------   ------------   ------------   ------------    ------------    ------------
Purchase                             717   $163,806,936          79.22%          7.184%            701
Refinance - Cashout                  132     32,494,015          15.72           6.816             677
Refinance - Rate Term                 46     10,465,874           5.06           6.687             671
TOTAL:                               895   $206,766,825         100.00%          7.101%            696



                              AVERAGE       WEIGHTED
                             PRINCIPAL       AVERAGE         PERCENT
                              BALANCE        ORIGINAL          FULL           PERCENT
LOAN PURPOSE                OUTSTANDING        LTV             DOC              IO
-------------------------   ------------   ------------    ------------    ------------
Purchase                    $    228,462          78.27%          25.94%         100.00%
Refinance - Cashout              246,167          75.36           28.91          100.00
Refinance - Rate Term            227,519          73.58           19.18          100.00
TOTAL:                      $    231,024          77.58%          26.06%         100.00%



PROPERTY TYPE

                                          AGGREGATE                                   WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF      WEIGHTED       AVERAGE
                             MORTGAGE      BALANCE       MORTGAGE       AVERAGE        CREDIT
PROPERTY TYPE                 LOANS      OUTSTANDING       POOL          COUPON         SCORE
-------------------------  ------------  ------------  ------------   ------------   ------------
Single Family Residence             582  $130,639,965         63.18%         7.049%           693
Two-to-Four Family                  105    29,076,072         14.06          7.605            701
Planned Unit Development            115    27,685,625         13.39          6.834            705
Condominium                          78    16,503,343          7.98          7.083            699
Townhouse                            15     2,861,820          1.38          7.076            692
TOTAL:                              895  $206,766,825        100.00%         7.101%           696



                             AVERAGE      WEIGHTED
                            PRINCIPAL      AVERAGE        PERCENT
                             BALANCE      ORIGINAL          FULL         PERCENT
PROPERTY TYPE              OUTSTANDING       LTV            DOC             IO
-------------------------  ------------  ------------   ------------   ------------
Single Family Residence    $    224,467         77.48%         24.23%        100.00%
Two-to-Four Family              276,915         76.82          24.57         100.00
Planned Unit Development        240,745         79.02          35.01         100.00
Condominium                     211,581         76.78          26.52         100.00
Townhouse                       190,788         80.25          35.49         100.00
TOTAL:                     $    231,024         77.58%         26.06%        100.00%

DOCUMENTATION

                                          AGGREGATE                                   WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF      WEIGHTED       AVERAGE
                             MORTGAGE      BALANCE       MORTGAGE        AVERAGE       CREDIT
DOCUMENTATION                 LOANS      OUTSTANDING       POOL          COUPON         SCORE
-------------------------  ------------  ------------  ------------   ------------   ------------
Reduced Documentation               328  $ 76,504,852         37.00%         7.106%           693
Full Documentation                  249    53,886,371         26.06          6.696            704
Stated Documentation                 94    24,280,306         11.74          7.393            687
No Ratio                            117    31,091,477         15.04          7.529            688
No Income/No Asset                  107    21,003,819         10.16          7.154            709
TOTAL:                              895  $206,766,825        100.00%         7.101%           696



                             AVERAGE       WEIGHTED
                            PRINCIPAL       AVERAGE       PERCENT
                             BALANCE       ORIGINAL         FULL         PERCENT
DOCUMENTATION              OUTSTANDING        LTV           DOC             IO
-------------------------  ------------  ------------   ------------   ------------
Reduced Documentation      $    233,246         77.44%          0.00%        100.00%
Full Documentation              216,411         78.94         100.00         100.00
Stated Documentation            258,301         77.08           0.00         100.00
No Ratio                        265,739         76.95           0.00         100.00
No Income/No Asset              196,297         76.08           0.00         100.00
TOTAL:                     $    231,024         77.58%         26.06%        100.00%




OCCUPANCY

                                          AGGREGATE                                   WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF      WEIGHTED       AVERAGE
                             MORTGAGE      BALANCE       MORTGAGE       AVERAGE        CREDIT
OCCUPANCY                     LOANS      OUTSTANDING       POOL          COUPON         SCORE
-------------------------  ------------  ------------  ------------   ------------   ------------
Primary                             439  $116,044,601         56.12%         6.894%           683
Investment                          380    72,731,830         35.18          7.466            712
Second Home                          76    17,990,394          8.70          6.966            714
TOTAL:                              895  $206,766,825        100.00%         7.101%           696



                             AVERAGE      WEIGHTED
                            PRINCIPAL      AVERAGE        PERCENT
                             BALANCE       ORIGINAL         FULL          PERCENT
OCCUPANCY                  OUTSTANDING       LTV            DOC             IO
-------------------------  ------------  ------------   ------------   ------------
Primary                    $    264,338         78.01%         23.61%        100.00%
Investment                      191,400         76.96          27.67         100.00
Second Home                     236,716         77.31          35.33         100.00
TOTAL:                     $    231,024         77.58%         26.06%        100.00%


The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOAN AGE SUMMARY

                                          AGGREGATE                                   WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF      WEIGHTED       AVERAGE
MORTGAGE LOAN                MORTGAGE      BALANCE       MORTGAGE        AVERAGE       CREDIT
AGE (MONTHS)                  LOANS      OUTSTANDING       POOL          COUPON         SCORE
-------------------------  ------------  ------------  ------------   ------------   ------------
2                                   139  $ 33,341,052         16.12%         7.158%           684
3                                   572   131,125,327         63.42          7.167            697
4                                   156    36,307,298         17.56          6.893            700
5                                    14     3,532,781          1.71          6.569            732
6                                     9     1,505,411          0.73          6.833            673
7                                     1       146,000          0.07          6.750            745
8                                     4       808,956          0.39          6.315            703
TOTAL:                              895  $206,766,825        100.00%         7.101%           696



                             AVERAGE      WEIGHTED
                            PRINCIPAL      AVERAGE        PERCENT
MORTGAGE LOAN                BALANCE       ORIGINAL         FULL         PERCENT
AGE (MONTHS)               OUTSTANDING       LTV            DOC             IO
-------------------------  ------------  ------------   ------------   ------------
2                          $    239,864         77.99%         12.63%        100.00%
3                               229,240         77.69          28.75         100.00
4                               232,739         76.64          29.22         100.00
5                               252,342         79.40          21.95         100.00
6                               167,268         79.04          39.30         100.00
7                               146,000         76.84           0.00         100.00
8                               202,239         73.30           0.00         100.00
TOTAL:                     $    231,024         77.58%         26.06%        100.00%


As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.


ORIGINAL PREPAYMENT PENALTY TERM

                                          AGGREGATE                                    WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF      WEIGHTED       AVERAGE
ORIGINAL PREPAYMENT          MORTGAGE      BALANCE       MORTGAGE        AVERAGE        CREDIT
PENALTY TERM                  LOANS      OUTSTANDING       POOL          COUPON         SCORE
-------------------------  ------------  ------------  ------------   ------------   ------------
None                                338  $ 87,775,794         42.45%         7.055%           695
4 Months                              3       797,250          0.39          7.002            730
5 Months                              1       148,000          0.07          7.250            706
6 Months                              5     1,705,700          0.82          6.799            745
7 Months                              2       618,000          0.30          8.524            679
12 Months                            56    13,568,726          6.56          7.475            698
24 Months                           255    52,444,007         25.36          7.006            693
36 Months                           166    35,505,313         17.17          7.089            692
60 Months                            69    14,204,035          6.87          7.392            714
TOTAL:                              895  $206,766,825        100.00%         7.101%           696



                             AVERAGE      WEIGHTED
                            PRINCIPAL      AVERAGE        PERCENT
ORIGINAL PREPAYMENT          BALANCE      ORIGINAL          FULL         PERCENT
PENALTY TERM               OUTSTANDING       LTV            DOC             IO
-------------------------  ------------  ------------   ------------   ------------
None                       $    259,692         76.59%         22.63%        100.00%
4 Months                        265,750         65.71           0.00         100.00
5 Months                        148,000         80.00         100.00         100.00
6 Months                        341,140         74.22          69.19         100.00
7 Months                        309,000         75.24           0.00         100.00
12 Months                       242,299         76.22          19.28         100.00
24 Months                       205,663         78.12          22.59         100.00
36 Months                       213,887         79.40          39.79         100.00
60 Months                       205,856         79.56          28.88         100.00
TOTAL:                     $    231,024         77.58%         26.06%        100.00%


The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.

CREDIT SCORES

                                          AGGREGATE                                   WEIGHTED
                             NUMBER OF    PRINCIPAL      PERCENT OF     WEIGHTED       AVERAGE
RANGE OF                     MORTGAGE      BALANCE       MORTGAGE        AVERAGE        CREDIT
CREDIT SCORES                 LOANS      OUTSTANDING       POOL          COUPON         SCORE
-------------------------  ------------  ------------  ------------   ------------   ------------
508 to 525                            1  $    415,000          0.20%         7.990%           508
576 to 600                            7     1,424,600          0.69          6.817            589
601 to 625                           43    12,277,670          5.94          7.290            620
626 to 650                           91    23,707,650         11.47          7.268            639
651 to 675                          113    26,859,292         12.99          7.168            663
676 to 700                          199    47,660,600         23.05          7.163            687
701 to 725                          211    44,398,315         21.47          7.029            715
726 to 750                          104    22,255,096         10.76          6.958            737
751 to 775                           81    18,436,510          8.92          6.943            762
776 to 800                           42     8,900,692          4.30          6.938            787
801 to 825                            2       333,600          0.16          6.375            807
826 to 844                            1        97,800          0.05          7.375            844
TOTAL:                              895  $206,766,825        100.00%         7.101%           696



                            AVERAGE        WEIGHTED
                            PRINCIPAL       AVERAGE       PERCENT
RANGE OF                     BALANCE       ORIGINAL         FULL         PERCENT
CREDIT SCORES              OUTSTANDING        LTV           DOC             IO
-------------------------  ------------  ------------   ------------   ------------
508 to 525                 $    415,000         67.48%        100.00%        100.00%
576 to 600                      203,514         78.43           8.70         100.00
601 to 625                      285,527         75.91          33.78         100.00
626 to 650                      260,524         77.26          19.51         100.00
651 to 675                      237,693         79.64          21.20         100.00
676 to 700                      239,501         77.74          17.27         100.00
701 to 725                      210,419         77.65          30.66         100.00
726 to 750                      213,991         76.56          26.93         100.00
751 to 775                      227,611         76.59          33.66         100.00
776 to 800                      211,921         78.29          50.58         100.00
801 to 825                      166,800         80.00         100.00         100.00
826 to 844                       97,800         60.00           0.00         100.00
TOTAL:                     $    231,024         77.58%         26.06%        100.00%


The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 508 to 844 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 696.


GROSS MARGINS

                                          AGGREGATE                                    WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF      WEIGHTED       AVERAGE
RANGE OF                     MORTGAGE      BALANCE       MORTGAGE        AVERAGE        CREDIT
GROSS MARGINS                 LOANS      OUTSTANDING       POOL          COUPON         SCORE
-------------------------  ------------  ------------  ------------   ------------   ------------
2.001% to 2.500%                     13  $  3,444,520          2.48%         5.853%           725
2.501% to 3.000%                    338    75,869,567         54.71          6.792            701
3.001% to 3.500%                     43    10,471,255          7.55          7.127            699
3.501% to 4.000%                     65    16,178,167         11.67          7.341            693
4.001% to 4.500%                     52    11,144,017          8.04          7.981            698
4.501% to 5.000%                     13     3,459,824          2.50          6.564            690
5.001% to 5.500%                     18     5,195,352          3.75          7.057            647
5.501% to 6.000%                     42    10,283,970          7.42          6.792            674
6.001% to 6.500%                      2       572,000          0.41          7.936            710
6.501% to 7.000%                      3     1,107,800          0.80          5.892            657
7.001% to 7.500%                      1       232,000          0.17          8.075            620
7.501% to 8.000%                      3       706,526          0.51          7.906            708
TOTAL:                              593  $138,664,998        100.00%         6.963%           696



                             AVERAGE       WEIGHTED
                            PRINCIPAL       AVERAGE       PERCENT
RANGE OF                     BALANCE       ORIGINAL         FULL         PERCENT
GROSS MARGINS              OUTSTANDING        LTV           DOC             IO
-------------------------  ------------  ------------   ------------   ------------
2.001% to 2.500%           $    264,963         74.13%         42.79%        100.00%
2.501% to 3.000%                224,466         76.23          28.51         100.00
3.001% to 3.500%                243,518         76.86          12.15         100.00
3.501% to 4.000%                248,895         79.77          19.76         100.00
4.001% to 4.500%                214,308         77.70           6.71         100.00
4.501% to 5.000%                266,140         79.47          29.11         100.00
5.001% to 5.500%                288,631         80.21          14.52         100.00
5.501% to 6.000%                244,856         79.31           7.92         100.00
6.001% to 6.500%                286,000         73.15           0.00         100.00
6.501% to 7.000%                369,267         81.54          15.44         100.00
7.001% to 7.500%                232,000         89.92           0.00         100.00
7.501% to 8.000%                235,509         84.23          23.85         100.00
TOTAL:                     $    233,836         77.31%         22.53%        100.00%


As of the Cut-off Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 8.000% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 3.496% per annum.


MAXIMUM MORTGAGE RATES

                                          AGGREGATE                                    WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF      WEIGHTED       AVERAGE
RANGE OF MAXIMUM             MORTGAGE      BALANCE       MORTGAGE        AVERAGE        CREDIT
MORTGAGE RATES                LOANS      OUTSTANDING       POOL          COUPON         SCORE
-------------------------  ------------  ------------  ------------   ------------   ------------
10.500% or less                       2  $    970,600          0.70%         5.081%           766
10.501% to 11.000%                   19     4,026,036          2.90          6.000            710
11.001% to 11.500%                   55    12,284,118          8.86          6.194            702
11.501% to 12.000%                   87    19,240,539         13.88          6.289            711
12.001% to 12.500%                   96    23,569,598         17.00          6.649            694
12.501% to 13.000%                  103    25,088,900         18.09          6.926            696
13.001% to 13.500%                   78    18,736,820         13.51          7.307            688
13.501% to 14.000%                   92    20,930,424         15.09          7.745            677
14.001% to 14.500%                   56    12,946,613          9.34          7.998            705
14.501% to 15.000%                    4       592,950          0.43          7.668            643
18.001% to 18.500%                    1       278,400          0.20          6.375            666
TOTAL:                              593  $138,664,998        100.00%         6.963%           696



                             AVERAGE       WEIGHTED
                            PRINCIPAL       AVERAGE        PERCENT
RANGE OF MAXIMUM             BALANCE       ORIGINAL          FULL         PERCENT
MORTGAGE RATES             OUTSTANDING       LTV             DOC            IO
-------------------------  ------------  ------------   ------------   ------------
10.500% or less            $    485,300         79.75%        100.00%        100.00%
10.501% to 11.000%              211,897         73.70          54.50         100.00
11.001% to 11.500%              223,348         76.34          45.41         100.00
11.501% to 12.000%              221,156         74.30          24.00         100.00
12.001% to 12.500%              245,517         76.70          25.31         100.00
12.501% to 13.000%              243,582         77.36          26.11         100.00
13.001% to 13.500%              240,216         79.82          13.49         100.00
13.501% to 14.000%              227,505         78.62           8.02         100.00
14.001% to 14.500%              231,190         78.61           8.93         100.00
14.501% to 15.000%              148,238         81.66           0.00         100.00
18.001% to 18.500%              278,400         80.00           0.00         100.00
TOTAL:                     $    233,836         77.31%         22.53%        100.00%


As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.000% per annum to 18.375% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.766% per annum.

NEXT RATE ADJUSTMENT DATE

                                          AGGREGATE                                   WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF      WEIGHTED       AVERAGE
NEXT  RATE                   MORTGAGE      BALANCE       MORTGAGE        AVERAGE       CREDIT
ADJUSTMENT DATE               LOANS      OUTSTANDING       POOL          COUPON         SCORE
-------------------------  ------------  ------------  ------------   ------------   ------------
December 2005                         1  $    278,400          0.20%         6.375%           666
December 2006                         1       388,500          0.28          5.875            696
February 2007                         5       990,616          0.71          6.406            663
March 2007                            7     1,698,489          1.22          7.056            743
April 2007                           53    13,473,166          9.72          6.910            699
May 2007                            184    42,745,231         30.83          7.170            695
June 2007                            62    15,731,111         11.34          7.098            681
December 2007                         2       292,206          0.21          7.038            698
March 2008                            4     1,370,692          0.99          6.187            708
April 2008                           25     6,519,786          4.70          6.762            698
May 2008                             56    12,473,601          9.00          6.778            697
June 2008                            14     2,617,307          1.89          6.712            688
January 2010                          1       146,000          0.11          6.750            745
February 2010                         4       514,795          0.37          7.656            692
March 2010                            3       463,600          0.33          5.914            762
April 2010                           36     7,828,970          5.65          6.619            710
May 2010                            118    26,007,917         18.76          6.933            696
June 2010                            17     5,124,611          3.70          6.903            690
TOTAL:                              593  $138,664,998        100.00%         6.963%           696



                             AVERAGE       WEIGHTED
                            PRINCIPAL       AVERAGE        PERCENT
NEXT  RATE                   BALANCE       ORIGINAL          FULL        PERCENT
ADJUSTMENT DATE            OUTSTANDING        LTV            DOC            IO
-------------------------  ------------  ------------   ------------   ------------
December 2005              $    278,400         80.00%          0.00%        100.00%
December 2006                   388,500         70.00           0.00         100.00
February 2007                   198,123         79.38          59.72         100.00
March 2007                      242,641         77.12          12.59         100.00
April 2007                      254,211         78.16          16.15         100.00
May 2007                        232,311         77.43          24.07         100.00
June 2007                       253,728         78.48           4.51         100.00
December 2007                   146,103         68.17           0.00         100.00
March 2008                      342,673         83.57          35.72         100.00
April 2008                      260,791         77.13          35.36         100.00
May 2008                        222,743         78.41          29.24         100.00
June 2008                       186,951         76.32          15.85         100.00
January 2010                    146,000         76.84           0.00         100.00
February 2010                   128,699         78.38           0.00         100.00
March 2010                      154,533         75.38          15.53         100.00
April 2010                      217,471         72.28          25.66         100.00
May 2010                        220,406         77.19          29.02         100.00
June 2010                       301,448         75.70          15.06         100.00
TOTAL:                     $    233,836         77.31%         22.53%        100.00%